AMERICAN BIO MEDICA CORPORATION
                               300 Fairview Avenue
                             Hudson, New York 12534
                                  800-227-1243

                                                            September 8, 1998

Dear Fellow Shareholder:

     The Fiscal 1999 Annual Shareholders' Meeting of American Bio Medica Corporation will be held at 10:00 a.m. on Wednesday, September 23, 1998, at The Desmond, 660 Albany Shaker Road, Albany, New York 12211 (the "Meeting").
Enclosed you will find formal Notice of Annual Meeting, Proxy and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our shareholders. I hope you will be able to attend.

     Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Meeting, you may vote in person even if you have previously mailed a Proxy by withdrawing your Proxy vote at the meeting. Any shareholder giving a proxy may revoke the same at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary, by submitting a later dated proxy or by attending the Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended April 30, 1998, accompanies this Proxy Statement. The Annual Report is not a part of the proxy soliciting material. All shares represented by proxies will be voted at the Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to
Item 1, the Proxy confers authority to vote for all of the six persons listed as candidates for a position on the Board of Directors, (b) as to Item 2, the Proxy confers authority to vote "For" and (c) as to any other business which comes before the Meeting, the Proxy confers upon the proxy holders authority to vote in their discretion in the best interests of the Company.

     The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and a favorable vote for the appointment of Richard A. Eisner & Company, LLP as independent auditors are in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

     Thank you for your investment and continued interest in American Bio Medica Corporation.



                                       Sincerely,

                                       /s/Stan Cipkowski
                                       -----------------
                                       Stan Cipkowski,
                                       President and
                                       Chief Executive Officer

              NOTICE OF FISCAL 1999 ANNUAL MEETING OF SHAREHOLDERS

             TO THE SHAREHOLDERS OF AMERICAN BIO MEDICA CORPORATION:


     NOTICE is hereby given that the Fiscal 1999 Annual Meeting of Shareholders (the "Meeting") of American Bio Medica Corporation (the "Company") will be held at 10:00 A.M. on Wednesday, September 23, 1998 at The Desmond, 660 Albany Shaker Road, Albany, New York 12211, for the following purposes:

1.   Election of Directors for the ensuing year;

2.   Approval of the  appointment of independent  auditors for Fiscal Year 1999;
     and

3. Transaction of such other business as may properly come before the Meeting, or any adjournments thereof.

     Only shareholders of record at the close of business on August 31, 1998 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS EXERCISE.



                                  BY ORDER OF THE BOARD OF DIRECTORS




                                  _______________________
                                    Edmund Jaskiewicz,
                                    Secretary to the Board of Directors



                                            September 4, 1998

                                 PROXY STATEMENT
                 FOR FISCAL 1999 ANNUAL MEETING OF SHAREHOLDERS

                         AMERICAN BIO MEDICA CORPORATION
                               300 Fairview Avenue
                             Hudson, New York 12534



     Solicitation of the enclosed fiscal 1999 proxy is made by and on behalf of the Board of Directors (the "Board of Directors") of American Bio Medica Corporation (the "Company") to be used at the Fiscal 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 A.M. on Wednesday, September 23, 1998, at The Desmond, 660 Albany Shaker Road, Albany, New York 12211 and at any adjournments thereof. The mailing date of this Proxy Statement and the accompanying Proxy is September 8, 1998.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereupon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Board of Directors at the address above.

     A copy of the Company's Annual Report for the fiscal year ended April 30, 1998 is enclosed with these materials, but should not be considered proxy solicitation material.

     Shareholder nominations for directors and shareholder proposals for the Fiscal 2000 Annual Meeting should be sent to the Company in writing on or before June 30, 1999. The Company has received no shareholder nominations or proposals for the Fiscal 1999 Annual Meeting.

     The Company has fixed the close of business on August 31, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, the Company had one class of voting shares outstanding - common shares, $.01 par value per share ("Common Shares"). As of August 31, 1998, there were 14,406,495 outstanding Common Shares, each share entitled to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, Common Shares represented by a properly signed and returned proxy card will be counted as Common Shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of Common Shares are not entitled to cumulative voting rights.

     The election of a nominee as a director requires approval of such nominee by a plurality of the Common Shares present and entitled to vote in person or by proxy; and the approval of each of the other proposals described in the Proxy Statement requires the approval of a majority of the Common Shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting).

                                               SOLICITATION OF PROXIES

     The cost of the proxy solicitations will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Shares of the Company held of record by such persons; and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     As of August 31, 1998, there were 14,406,495 Common Shares outstanding and entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of August 31, 1998, the beneficial ownership of each current director, each of the executive officers named in the Summary Compensation Table, the executive officers and directors as a group and each shareholder, known to management of the Company, to own beneficially more than 5% of the outstanding Common Shares. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

                                             Amount and Nature
                        Name of                of Beneficial        Percent of
 Title  of  Class     Beneficial Owner          Ownership(1)         Class(1)
 ----------------   --------------------    ------------------    -------------

 Common Shares      Stan Cipkowski (2)         2,937,750 (3)          19.9%
                    300 Fairview Avenue
                    Hudson, New York 12534

 Common Shares      Edmund Jaskiewicz          2,147,072 (4)          14.8%
                    1730 M Street, NW
                    Washington, DC 20036

Common Shares       Jay Bendis (2)               739,999 (5)           5.1%
                    71 Springcrest Drive
                    Akron, Ohio 44333

Common Shares       Jasper R. Clay, Jr.           10,000 (6)           0.1%
                    4964 Moonfall Way
                    Columbia, Maryland 21044

 Common Shares      John F. Murray                36,000 (7)           0.2%
                    300 Fairview Avenue
                    Hudson, New York 12534

 Common Shares      Karen Russo                   11,250 (8)           0.1%
                    8675 Falmouth Avenue
                    Playa del Rey, CA 90293

 Common Shares      Henry J. Wells, Ph.D.         84,500 (9)           0.6%
                    9421 Book Row
                    Columbia, Maryland 21046

 Common Shares      Douglas Casterlin (2)        262,500 (10)          1.8%
                    65 Malloy Road
                    Ghent, New York 12065

 Common Shares      Directors and executive    6,229,071 (12)         40.6%
                    officers as a group
                    (8 persons)


-------------------------------
See footnotes on following page.

1. Pursuant to the rules of the Securities and Exchange Commission, Common Shares which are not outstanding but which a person has the right to acquire within 60 days of August 31, 1998 are considered as shares outstanding for purposes of computing the percentage of Common Shares owned by such person, but such shares are not deemed outstanding for the purposes of computing the percentage of Common Shares owned by any other person.

2.   Named executive officer.

3.   Includes 338,500 shares issuable upon the exercise of nonstatutory options.

4.   Includes 141,500 shares issuable upon the exercise of nonstatutory options.

5.   Includes 194,000 shares issuable upon the exercise of nonstatutory options.

6.   Includes 10,000 shares issuable upon the exercise of nonstatutory options.

7.   Includes 30,000 shares issuable upon the exercise of nonstatutory options.

8.   Includes 10,000 shares issuable upon the exercise of nonstatutory options.

9.   Includes 84,600 shares issuable upon the exercise of nonstatutory options.

10.  Includes 150,000 shares issuable upon the exercise of nonstatutory options.

11. Includes 96,506 Common Shares which were issued upon the conversion of 250 Series D Preferred Shares, 881,109 Common Shares which are issuable upon conversion of 2,250 Series D Preferred Shares and 100,000 Common Shares which are issuable upon exercise of 100,000 Warrants.

12. Includes an aggregate of 958,500 shares subject to options and warrants which are currently exercisable or convertible.


                                              SUMMARY COMPENSATION TABLE

     The following table provides information as to annual, long-term and other compensation paid by the Company to its Chief Executive Officer ("CEO") and to each of the other named executive officers of the Company who earned in excess of $100,000 per year for services rendered in all capacities to the Company.
--------------------------------------------------------------------------------

                                                     Long Term Compensation

                              Annual Compensation     Awards          Payouts

 -------------------------------------------------------------------------------
  (a)         (b)     (c)    (d)    (e)      (f)        (g)      (h)     (i)
                                   Other   Restricted                    All
 Name and                          Annual    Stock    Options   LTIP    Other
 Principal   Fiscal  Salary  Bonus Compen-  Awards      SARs   Payouts Compen-
 Position    Year      ($)    ($)  sation     ($)       (#)     ($)    sation
 --------    -----   ------  ----- ------- ---------- -------  ------- ------
 Stan
 Cipkowski,  1998    97,231 23,080      0         0         0       0         0
 President/  1997    99,068      0      0         0   550,000       0     5,232
 CEO         1996    44,000      0      0         0         0       0     5,371

 Jay Bendis  1998    85,077 23,080      0 2,356,000         0       0         0
 Vice-
 President

 Douglas
 Casterlin   1998    73,807 11,540     0    540,000         0       0         0
 Vice
 President

                   Option/SAR Grants in Last Fiscal Year Table

     The following table provides information as to options granted to the named executive officers during fiscal 1998. No separate stock appreciation rights ("SARs") were granted in fiscal 1998.

                                                            Potential
                                                    Realizable Value at Assumed
                                                    Annual Rates of Stock Price
                                                   Appreciation For Option Term

                                    Individual Grants

               Number of   Percent of
              Securities    Total
              underlying   Options
               Options    Granted to   Exercise or
               Granted   Employees in  Base Price   Expiration
   Name                   Fiscal Year   ($/share)     Date      5%       10%
   ----      ----------- ------------ ------------   --------- -------- --------
 Stan
 Cipkowksi          0         0.0%        0.00             0         0       0

 Jay
 Bendis             0         0.0%        0.00             0         0       0

 Douglas
 Casterlin    150,000        26.5%        3.00     3-31-2000         0  19,392


        Aggregated Options Granted and Exercised in Last Fiscal Year and
                        Fiscal Year End Option/SAR Values

     The following tables sets forth certain information concerning the number of stock options held by the named executive officers as of April 30, 1998.


                                  Number of Shares          Dollar value of
                                     underlying               unexercised
                                    unexercised          (in-the-money) options/
                                  options/warrants on          warrants on
                                       04/30/97                  04/30/97
                Shares
               Acquired
                  on     Value
               Exercise Realized                Non-                    Non-
                (*)       ($)    Exercisable Exercisable Exercisable Exercisable
               -------- -------- ----------- ----------- ----------- -----------

Stan Cipkowski   0         0       338,500         0      $338,500        0

Jay Bendis       0         0       174,000         0      $174,000        0

Douglas
Casterlin        0         0       150,000         0      $150,000        0


                            Compensation of Directors

     Directors who are not employees nor officers of the Company ("Outside Directors") are awarded 10,000 options at the time of appointment. Outside Directors receive a fee of $500 for attending meetings of the Board, and are reimbursed for their out-of pocket expenses in connection therewith.

              Board of Directors' Report on Executive Compensation

     The compensation of the Company's executive officers and key managers, ("xecutives" is reviewed and approved annually by the Board of Directors. The Board of Directors has established a Compensation/Option Committee. In addition to reviewing and approving executives' salaries and bonus arrangements, the Board of Directors establishes policies and guidelines for other benefits and administers the awards of stock options pursuant to the Company' stock option plans.

  Compensation Policies and Procedures Applicable to Executives for Fiscal 1998

     General. Compensation of the Company's executives is intended to attract, retain and award persons who are essential to the corporate enterprise. The fundamental policy of the Company' executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Board of Directors utilizes subjective criteria for evaluation of individual performance and relies substantially on the executives in doing so. The Board focuses on two primary components of the Company' executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation. The Company has paid cash incentive bonuses during fiscal 1998.

     Base  Salary   Compensation.   Executives' base  salaries  are  determined
primarily by reference to compensation packages for similarly situated executives of companies of similar size or in comparable lines of business with whom the Company expects to compete for executive talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Board also assesses subjective qualitative factors to discern a particular executive's relative value to the corporate enterprise in establishing base salaries. The salaries of the four executive officers have been determined by employment agreements. No bonuses were awarded to executives in fiscal 1998. The Board intends to award year-end bonuses to executives, pursuant to their employment contracts, based on the gross revenues of the Company.

     Long-Term Incentive Compensation. It is the Board' philosophy that significant stock ownership by management creates a powerful incentive for executives to build long-term shareholder value. Accordingly, the Board believes that an integral component of executive compensation is the award of equity-based compensation, which is intended to align executives' long-term interests with those of the Company' shareholders. Awards of stock options to executives have historically been at then-current market prices. The Board believes that option grants should be considered on an annual basis.

     The Company's Fiscal 1998 Nonstatutory Stock Option Plan (the "Fiscal 1998 Plan" authorizes the Board or the Option Committee to grant nonstatutory stock options to employees of the Company. The Committee will determine the prices and terms at which such options are granted. The Committee uses stock options as a significant element of the compensation package of executive officers, because it believes options provide an incentive to executives to maximize stockholder value and because they compensate executives only to the extent that the Company's stockholders receive a return on their investment. In determining the total number of shares of Common Shares to be covered by option grants to executive officers in a given year, the Committee will take into account the number of outstanding Common Shares, the number of shares reserved for issuance under the Company's stock option plan, recommendations of management concerning option grants to employees below executive level, and the Company's projected hiring needs for the coming year. In making individual stock option grants to executives, the Committee will consider the same factors considered in the determination of base salary levels, as well as the stock and option holdings of each executive and the remaining vesting schedule of such executive's options.

     CEO Stan Cipkowski's Compensation. In reviewing and approving Mr. Cipkowski's fiscal 1998 compensation, the Board of Directors considered the same criteria detailed herein with respect to executives in general. Mr. Cipkowski's base salary for fiscal 1998 was established at $97,231 which is below the midpoint of base compensation for CEOs of comparable companies. This amount represented a 1.9% decrease over the base salary which was awarded to Mr. Cipkowski in fiscal 1997.

     Audit Committee. This committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. Members of the Audit Committee are Stan Cipkowski, Jasper R. Clay, Jr. and Karen Russo.

     Compensation/Option Committee. This committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, reviews and advises management regarding benefits and other terms and conditions of compensation of management and administers the Company's stock option plans. Members of the Compensation/Option Committee are Stan Cipkowski, Jasper R. Clay, Jr. and Karen Russo.

     The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company by June 30 of the year preceding the annual meeting or within ten days of the date on which notice of a special meeting for the selection of directors is first given to shareholders.

     Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Four meetings of the Board of Directors were held during fiscal 1998. The Audit and Compensation/Option Committees met and the Compensation/Option Committee met four times each.

                                PERFORMANCE TABLE


     The following graph compares the cumulative returns of $100 invested on May 2, 1994 in (a) the Company, (b) the S&P 500 and (d) the American Stock Exchange Biotech Index.

[GRAPHIC OMITTED]



                        5/2/94     5/1/95      5/1/96      5/1/97      5/1/98
                        ------     ------      ------      ------      ------
American Bio Medica    $100.00   $  35.12     $ 548.53   $1,037.62   $ 988.98
  Corporation

S&P 500                $100.00   $ 119.67     $ 152.31    $ 185.81   $ 260.85

AMEX Biotech Index     $100.00   $  91.22     $ 171.57    $ 148.99   $ 196.96

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The Board of Directors of the Company has nominated Stan Cipkowski, Edmund Jaskiewicz, Jay Bendis, John F. Murray, Jasper R. Clay, Jr., and Karen Russo.

     Stan Cipkowski (50) founded the predecessor of the Company in 1982 and has been an officer and director of the Company since its incorporation in April 1986. From 1982 to 1986, he was sole proprietor of American Micro Media, the predecessor, which was acquired by the Company. In addition, from 1983 to 1987, Mr. Cipkowski was a general partner of Florida Micro Media, a Fort Lauderdale-based marketer of educational software and was a principal shareholder and Chief Financial Officer of Southeast Communications Group, Inc., a publisher of direct response media. In 1982, he became a consultant to Dialogue Systems, Inc., a New York-based developer of training and communications materials, where he served as Vice-President of Sales and Marketing. From 1977 to 1982, he was employed by Prentice-Hall Publishing Company, reaching the position of National Sales Manager. Prior to 1977 he was employed as an accountant for the New Seabury Corporation and as Mid-West Area Manager for the Howard Johnson Company.

     Edmund Jaskiewicz (75) is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963 and has served as Chairman of the Board of Directors since 1992. From 1953 to 1963 Mr. Jaskiewicz was associated with Toulmin and Toulmin, Esqs., Washington, D.C. From 1960 to 1962, he resided in Frankfurt, Germany managing that firm's local office. From 1952 to 1953 he was with the Patent Section of the Bureau of Ordinance of the Department of the Navy working on patent infringement and licensing matters. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

     Jay Bendis (51) has been Vice-President of Sales and Marketing and a Director of the Company since 1995. He was an independent consultant to biomedical companies since 1990, specializing in commercializing new concept products in both domestic and international markets. From 1990 to 1992, he served as Vice-President of Sales and Marketing for Scientific Imaging Instruments where he was a principal and Vice-President of Sales and Marketing. >From 1985 to 1990, Mr. Bendis served as National Sales Manager of the XANAR
Laser Corp., a division of Johnson & Johnson, where he directed its national sales force and developed its marketing strategy for integrating high power lasers into the hospital market. From 1979 to 1984, he was the Eastern Area Sales and Marketing Manager for the IVAC Corp., a division of Eli Lilly. Prior to 1979, Mr. Bendis held sales management positions with Xerox Corporation and A.M. International. Mr. Bendis earned his B.A. in Marketing/Management from Kent State University and is currently a member of the Edison BioTechnology Center Advisory Council for the State of Ohio.

     John F. Murray (54) has served as Chief Financial Officer and a Director of the Company since 1997. He was Chief Financial Officer of Federal Supply, Inc., Pompano Beach, Florida since April, 1994. From 1988 to 1994, Mr. Murray served as Controller for Bio Therapeutics, Inc., Woodbridge, New Jersey. He also was Controller of Shortline, a group of transportation companies, from 1982 to 1988 and, from 1974 to 1982, of Kleber Tire & Rubber Corp. Mr. Murray was Director of Accounting for Western Union Telegraph Company from 1972 to 1974 and Senior Accountant for S.D. Leidesdorf & Co. (now Ernst & Young) from 1969 to 1972. Mr. Murray received his B.B.A. in Accounting from the Baruch School of the City University of New York in 1968 and became a Certified Public Accountant in the State of New York in 1974.

     Jasper R. Clay, Jr. (66) currently serves as the Senior Advisor to the District of Columbia Office of the Corrections Trustee. He was a United States Parole Commissioner from 1984 to 1996 and from 1991 to 1996, Vice-Chairman of the United States Parole Commission and Chairman of the National Appeals Board.

In that capacity, he served as final authority for all decisions relating to parole, revocation, imposition or modification of parole conditions, or denial of discharge from supervision. From 1976 to 1984, Mr. Clay was State of Maryland Parole Commissioner and from 1969 to 1976, he was an Associate Member of the State of Maryland Board of Parole. Mr. Clay served as an Associate Member of the State of Maryland Board of Parole from 1969 to 1976, District Supervisor of the Baltimore City District Office in 1968, Staff Specialist-Training and Development for the Maryland Division of Parole and Probation from 1966 to 1968, Parole and Probation Agent I and II, Baltimore District, Office of the Maryland Division of Parole and Probation from 1958 to 1966 and as a Psychiatric Aide at the Spring Grove State Hospital from 1957 to 1958.

     Mr. Clay received an Honorable Discharge from the United States Army Infantry as a First Lieutenant in 1956. He is active in a number of professional organizations including the American Correctional Association (where he is presently a member of the Awards Committee), the Association of Paroling Authorities International (where he serves as an officer) and the National Council of Crime and Delinquency. He is a member of the American Correctional Association, the National Council of Crime and Delinquency and the Association of Paroling Authorities International. Mr. Clay earned his B.A. in Psychology from Morgan State University in 1954 and attended the graduate school at Loyola College in areas such as Guidance, Counseling and Psychology.

     Karen Russo (36) has been a Director of the Company since 1997. She has, since 1995, acted as an independent consultant to training and consulting firms in topics including interpersonal and strategic selling, sales management, service excellence, teamwork and collaboration, management, leadership and prevention of workplace violence and sexual harassment. From 1989 to 1995, Ms. Russo was an account executive with The Forum Corporation, Los Angeles, California, responsible for business development and client service. She served as an Assistant Vice President at Bankers Trust Company from 1987 to 1989. Ms. Russo earned her M.B.A. from Columbia University in 1987 and her B.A. from University of Maryland in 1981.

     It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. Any proposals to nominate a director or directors, other than those persons nominated by the Board of Directors, must be made in person at the meeting. The Board of Directors is not aware of any other proposals or nominations.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE -NAMED NOMINEES.

     PROPOSAL NO. 2 - APPROVING THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP. AS INDEPENDENT AUDITORS FOR FISCAL 1999

     On August 29, 1998, the Board of Directors appointed Richard A. Eisner & Company, LLP. as independent public accountant to audit the financial statements for Fiscal 1999 and has determined that it would be desirable to request that the shareholders approve such appointment. A representative of Richard A. Eisner & Company, LLP is expected to attend the meeting with the opportunity to make a statement and/or to respond to appropriate questions from shareholders. Shareholder approval is not required for the appointment of Richard A. Eisner & Company, LLP since the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for the approval at the Annual Meeting. No determination has been made as to what action the Board would take if shareholders do not approve the appointment.

     Thomas P. Monahan, CPA served as the Company's independent auditor for the fiscal years ended April 30, 1995, 1996 and 1997. The Board of Directors believes that there were no disagreements with Mr. Monahan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures in connection with audits of the Company's financial statements for the fiscal years ended April 30, 1995, 1996 and 1997, which disagreements, if not resolved to their satisfaction, would have caused him to issue an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. No report on the financial statements of the Company for the years ended April 30, 1996 or 1997 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principle. During the three most recent fiscal years ended and through the present, there have been no reportable events relating to Mr. Monahan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF RICHARD A. EISNER & COMPANY, LLP AS INDEPENDENT AUDITORS.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                              REVOCABILITY OF PROXY

     Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

                            PROPOSALS OF SHAREHOLDERS

     A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company's Fiscal 2000 Annual Meeting of Shareholders and received at the Company's executive offices no later than June 30, 1999, will be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies the discretionary authority to vote the same in accordance with the proxy holders' best judgment in the interest of the Company.

                            METHOD OF COUNTING VOTES

     Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulation of the primary trading markets applicable to most brokers, both the election of directors or the ratification of the appointment of accountants are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Under New York law, broker non-votes will have no impact on the election of directors or the ratification or the appointment of the Company's independent auditors. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the five persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Items 2 and 3 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in the proxy holders' discretion.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     The Company has filed with the Securities Exchange Commission its Annual Report on Form 10-KSB. A copy of the Form 10-KSB for fiscal 1998 has been sent to all shareholders with this proxy statement. The Annual Report is not a part of the proxy soliciting material.



                                      BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/Edmund Jaskiewicz
                                       Edmund Jaskiewicz,
                                       Secretary to the Board of Directors

                                       September 4, 1998

                                      PROXY

                   FISCAL 1998 ANNUAL MEETING OF SHAREHOLDERS

                         AMERICAN BIO MEDICA CORPORATION
      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

     The undersigned Shareholder of American Bio Medica Corporation, having received the Notice dated September 8, 1998, of the Fiscal 1999 Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Stan Cikpowski and Edmund Jaskiewicz, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the Common Shares of said corporation standing in my name on its books on August 31, 1998, at the Fiscal 1999 Annual Meeting of Shareholders to be held at 10:00 A.M. on Wednesday, September 23, 1998 at The Desmond, 660 Albany Shaker Road, Albany, New York 12211 or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1. The election of the six (6) directors listed in the Proxy Statement dated September 4, 1998, accompanying the Notice of said meeting for terms of one year each and until their successors are elected and qualify. CUMULATIVE VOTING IS NOT PERMITTED.

     IF YOU WISH YOUR VOTES TO BE CAST FOR ALL OF THE SIX (6) PERSONS LISTED BELOW, PLACE AN "X" IN THIS BOX o.

     IF YOU DO NOT WISH TO VOTE FOR ALL OF THE CANDIDATES, LINE OUT THE NAMES OF PERSONS FOR WHOM YOU DO NOT CHOOSE TO VOTE:

                  DIRECTORS:

                  Stan Cipkowski
                  Edmund Jaskiewicz
                  Jay Bendis
                  John F. Murray
                  Jasper R. Clay, Jr.
                  Karen Russo

2. Approval of the appointment of Richard A. Eisner & Company, LLP. as independent auditors for Fiscal Year 1999.

               FOR  / /        AGAINST  / /            ABSTAIN   / /

3. Upon such other business as may be brought before the meeting or any adjournments thereof. The Board of Directors at present knows of no other business to be presented.



     THIS PROXY CONFERS AUTHORITY TO VOTE FOR ALL OF THE SIX PERSONS LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAMES OF ONE OR MORE CANDIDATES ARE LINED OUT. THIS PROXY WILL BE VOTED "FOR" ITEM 2 ABOVE UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING THE SECRETARY TO THE BOARD, AMERICAN BIO MEDICA CORPORATION, 300 FAIRVIEW AVENUE, HUDSON, NEW YORK 12534 OR IN PERSON AT THE FISCAL 1999 ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.



         Date:
                       -----------------------------

         Name:
                       -----------------------------
                    Beneficial Shareholder (Please Print)

         Address:
                       -----------------------------
                       -----------------------------
                       -----------------------------




         Signature(s)
                       -----------------------------
                       -----------------------------
                        (All Shareholders must sign)


         NUMBER OF SHARES VOTING

     IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

                        -----------------------------
                        -----------------------------
                        -----------------------------
                       (This must be completed if applicable)

     Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.